                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 JULY 15, 1997
                      --------------------------------
                      (Date of earliest event reported)


                        Capital One Financial Corporation
            ---------------------------------------------------
           (Exact name of registrant as specified in its charter)


              Delaware                              1-13300                             54-1719854
---------------------------------       ----------------------------       ---------------------------------
      (State of incorporation                  (Commission File                       (IRS Employer
          or organization)                          Number)                        Identification No.)


2980 Fairview Park Drive
Suite 1300
Falls Church, Virginia                                                                  22042-4525
--------------------------------------                                              -----------------
(Address of principal executive offices)                                                (Zip Code)


      Registrant's telephone number, including area code:  (703) 205-1000


                             Page 1 of 4 Pages



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Item 5.  Other Events.


                          See attached press release.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        99.1.    Press Release of the Company dated July 15, 1997.





                              Page 2 of 4 Pages
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                     CAPITAL ONE FINANCIAL CORPORATION


         Dated:  July 18, 1997       By: /s/ John G. Finneran, Jr.
                                        ----------------------------------------
                                         John G. Finneran, Jr.
                                         Senior Vice President, General Counsel
                                           and Corporate Secretary





                              Page 3 of 4 Pages
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                                 EXHIBIT INDEX


         99.1    Press Release of the Company dated July 15, 1997.





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